Offerings	Oct. 05, 2026 USD ($)
Offering: 1
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 1,979,703.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 172.23
Offering Note	Additional fees of $172.23 are due for this filing.
Offering: 2
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 5,450,492.00
Amount of Registration Fee	$ 752.71
Offering Note	Calculated as the aggregate maximum value of Shares being purchased. The fee of$752.71 was paid in connection with the filing of the Schedule TO-I by Felicitas Private Markets Fund (File No. 005-94451) on May 19, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.